VISION NEW YORK MUNICIPAL INCOME FUND
VISION PENNSYLVANIA MUNICIPAL INCOME FUND
VISION U.S. GOVERNMENT SECURITIES FUND
(Portfolios of VISION Group of Funds)

Supplement to the Combined Class A and B Shares Prospectus dated August 31, 2001


1. At its December 13, 2001 regular meeting, the VISION Group of Funds' Board of Trustees ("Board") approved the following fundamental investment policy of VISION New York Municipal Income Fund: "Under normal circumstances, VISION New York Municipal Income Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and personal income taxes imposed by the state of New York and New York municipalities." This will not change the management of the Fund. It merely changes an existing policy into one that cannot be changed without shareholder approval.

2. At its December 13, 2001 regular meeting, the Board approved the following fundamental investment policy of VISION Pennsylvania Municipal Income Fund:
     "Under normal circumstances, VISION Pennsylvania Municipal Income Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and income taxes imposed by the Commonwealth of Pennsylvania." This will not change the management of the Fund. It merely changes an existing policy into one that cannot be changed without shareholder approval.

3. Effective January 1, 2002, Mark Tompkins will replace Thomas R. Pierce as portfolio manager for the VISION U.S. Government Securities Fund. Other fund responsibilities for Mr. Pierce and Mr. Tompkins will remain unchanged. Biographies for Mr. Pierce and Mr. Tompkins can be found on pages 56 and 57, respectively, of the Combined Class A and B Shares Prospectus.



                                                               December 31, 2001





Cusip 92830F505
Cusip 92830F745
Cusip 92830F406
26991 (12/01)